COLUMBIA FINANCIAL, INC. ANNOUNCES
RECEIPT OF STOCKHOLDER AND DEPOSITOR APPROVALS OF PENDING SECOND STEP CONVERSION AND UPDATED RESULTS OF SUBSCRIPTION OFFERING

Fair Lawn, New Jersey — July 1, 2026. Columbia Financial, Inc. (NASDAQ: CLBK), a Delaware corporation and the mid-tier holding company for Columbia Bank (the “Holding Company”), announced today that at its Annual Meeting of Stockholders held on June 25, 2026, its stockholders approved the Plan of Conversion and Reorganization whereby Columbia Bank MHC, the mutual holding company of the Holding Company and the Bank, will convert from mutual holding company form to the fully public stock holding company form (the “Conversion”), and approved its acquisition of Northfield Bancorp, Inc. (“Northfield”), which will occur simultaneously upon completion of the Conversion. In addition, at a Special Meeting of Members of Columbia Bank MHC held on June 29, 2026, the depositors of the Bank approved the Conversion.

Between the orders received in the subscription offering of shares of common stock of Columbia Financial, Inc., a Maryland corporation (the “Company”) and the proposed successor to the Holding Company, which expired June 16, 2026, and the increased orders received in the previously announced resolicitation of maximum purchasers in the subscription offering, which concluded on June 30, 2026, the Company received approximately $1.1 billion in the subscription offering, excluding the Company’s Employee Stock Ownership Plan.

The Company expects to commence a firm commitment underwritten offering during the week of July 6, 2026 to sell shares of its common stock not sold in the subscription offering at $10.00 per share. Keefe, Bruyette & Woods, Inc., A Stifel Company, will serve as the lead-left book running manager, Piper Sandler & Co. will act as co-book running manager and Brean Capital, LLC will act as co-manager for the firm commitment underwritten offering.

Completion of the Conversion remains subject to (1) the receipt of all required final regulatory approvals, including the final independent appraisal, and (2) the sale of at least 142,375,000 shares of common stock, including shares that may be issued as merger consideration to stockholders of Northfield, at the adjusted minimum of the offering range.

About Columbia

The Holding Company is a Delaware corporation organized as Columbia Bank’s mid-tier stock holding company and is a majority-owned subsidiary of Columbia Bank MHC. The Company is a newly formed Maryland corporation that will be the successor to the Holding Company upon closing of the Conversion. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 70 full-service banking offices and offers traditional financial services to consumers and businesses in its market area. For more information about Columbia Bank, please visit www.columbiabankonline.com.

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Columbia and Northfield, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Columbia or Northfield or their respective management about future events.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (ii) the possibility that the proposed transaction does not close when expected or at all because approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; (iii) the outcome of any legal proceedings that may be instituted against Columbia or Northfield; (iv) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Northfield operate; (v) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (vi) Columbia’s ability to successfully complete its second-step conversion; (vi) the possibility that the final independent appraisal of Columbia will differ from the preliminary independent appraisal of Columbia; (viii) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (ix) the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; (x) the diversion of management’s attention from ongoing business operations and opportunities; (xi) potential adverse reactions of Columbia’s or Northfield’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (xii) a material adverse change in the financial condition of Columbia or Northfield; (xiii) changes in Columbia’s or Northfield’s share price before closing; (xiv) risks relating to the potential dilutive effect of shares of Columbia’s common stock to be issued in the proposed transaction; (xv) general competitive, economic, political and market conditions, including the impact of any potential government shutdown; (xvi) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and (xvii) other factors that may affect future results of Columbia or Northfield, including, among others, changes in asset quality and credit risk; the imposition of tariffs and any retaliatory responses; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Columbia’s, Northfield’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Columbia’s, Northfield’s or the combined company’s results.

Although each of Columbia and Northfield believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions based on its existing knowledge of its business and operations, there can be no assurance that actual results of Columbia or Northfield will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by Columbia with the Securities Exchange Commission (the “SEC”), and in Northfield’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, and its other filings with the SEC and quarterly reports on Form 10-Q, and other documents subsequently filed by Northfield with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Columbia, Northfield or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Columbia and Northfield urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Columbia and Northfield. Forward-looking statements speak only as of the date they are made and Columbia and/or Northfield undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. For purposes of this section, references to Columbia include both Columbia Financial, Inc., a Delaware corporation and the current mid-tier holding company for Columbia Bank, and Columbia Financial, Inc., a Maryland corporation and the proposed successor holding company of Columbia Bank.

Important Additional Information About the Transaction and Where to Find It

Columbia Financial, Inc. has filed with the SEC a Registration Statement on Form S-1 (the “Form S-1 Registration Statement”) that includes a prospectus of Columbia Financial, Inc. and other relevant documents concerning the proposed second-step conversion. In addition, Columbia Financial, Inc. has also filed with the SEC a Registration Statement on Form S-4 (the “Form S-4 Registration Statement”) that includes a joint proxy statement/prospectus concerning the proposed second-step conversion and the merger.

BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF COLUMBIA AND NORTHFIELD ARE URGED TO READ THE FORM S-1 REGISTRATION STATEMENT AND THE FORM S-4 REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Form S-1 Registration Statement and the Form S-4 Registration Statement, Joint Proxy Statement/Prospectus, as well as other filings containing information about Columbia and Northfield may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, by directing a request to Columbia Investor Relations, 19-01 Route 208 North, Fair Lawn, New Jersey 07410, or by calling (833) 550-0717, or to Northfield by directing a request to Northfield Investor Relations, 581 Main Street, Suite 810, Woodbridge, New Jersey 07095

or by calling (732) 499-7200 x2519. The information on Columbia’s or Northfield’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.